AMENDMENT # 47 (this “Amendment”) is made as of October 26, 2017 to the DOMESTIC CUSTODY AGREEMENT between JPMORGAN CHASE BANK, N.A. (the “Bank”) and PROSHARES TRUST (“ProShares”) dated as of May 25, 2006, as amended from time to time (the “Agreement”).

The Bank and ProShares hereby agree to replace each of Exhibit 1 and Schedule A to the Agreement in their entirety with the respectively corresponding Exhibit 1 and Schedule A attached hereto. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect and the parties agree that as of date hereof, this Amendment shall form a part of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

PROSHARES TRUST

By:	/s/ Todd B. Johnson
Name:	Todd B. Johnson
Title:	President

JPMORGAN CHASE BANK, N.A.

By:	/s/ AnnaMaria Calla Minniti
Name:	AnnaMaria Calla Minniti
Title:	Vice President

EXHIBIT 1

PROSHARES TRUST PORTFOLIOS

THAT ARE

PARTIES TO THIS DOMESTIC CUSTODY AGREEMENT

(as of October 26, 2017)

NAME	Tax ID
1. ProShares Short S&P500	[redacted	]

2. ProShares Short QQQ	[redacted	]

3. ProShares Short Dow30	[redacted	]

4. ProShares Short MidCap400	[redacted	]

5. ProShares UltraShort S&P500	[redacted	]

6. ProShares UltraShort QQQ	[redacted	]

7. ProShares UltraShort Dow30	[redacted	]

8. ProShares UltraShort MidCap400	[redacted	]

9. ProShares Ultra S&P500	[redacted	]

10. ProShares Ultra QQQ	[redacted	]

11. ProShares Ultra Dow30	[redacted	]

12. ProShares Ultra MidCap400	[redacted	]

13. ProShares Ultra SmallCap600	[redacted	]

14. ProShares Ultra Russell2000	[redacted	]

15. ProShares Short SmallCap600	[redacted	]

16. ProShares Short Russell2000	[redacted	]

17. ProShares UltraShort SmallCap600	[redacted	]

18. ProShares UltraShort Russell2000	[redacted	]

19. ProShares Ultra Basic Materials	[redacted	]

20. ProShares Ultra Consumer Goods	[redacted	]

21. ProShares Ultra Consumer Services	[redacted	]

22. ProShares Ultra Financial	[redacted	]

23. ProShares Ultra Health Care	[redacted	]

24. ProShares Ultra Industrials	[redacted	]

25. ProShares Ultra Oil & Gas	[redacted	]

26. ProShares Ultra Real Estate	[redacted	]

27. ProShares Ultra Semiconductors	[redacted	]

28. ProShares Ultra Technology	[redacted	]

29. ProShares Ultra Utilities	[redacted	]

30. ProShares UltraShort Basic Materials	[redacted	]

31. ProShares UltraShort Consumer Goods	[redacted	]

32. ProShares UltraShort Consumer Services	[redacted	]

33. ProShares UltraShort Financials	[redacted	]

34. ProShares UltraShort Health Care	[redacted	]

35. ProShares UltraShort Industrials	[redacted	]

36. ProShares UltraShort Oil & Gas	[redacted	]

37. ProShares UltraShort Real Estate	[redacted	]

38. ProShares UltraShort Semiconductors	[redacted	]

39. ProShares UltraShort Technology	[redacted	]

40. ProShares UltraShort Utilities	[redacted	]

41. ProShares Ultra Russell1000 Value	[redacted	]

42. ProShares Ultra Russell1000 Growth	[redacted	]

43. ProShares Ultra Russell MidCap Value	[redacted	]

44. ProShares Ultra Russell MidCap Growth	[redacted	]

45. ProShares Ultra Russell2000 Value	[redacted	]

46. ProShares Ultra Russell2000 Growth	[redacted	]

47. ProShares UltraShort Russell1000 Value	[redacted	]

48. ProShares UltraShort Russell1000 Growth	[redacted	]

49. ProShares UltraShort Russell MidCap Value	[redacted	]

50. ProShares UltraShort Russell MidCap Growth	[redacted	]

51. ProShares UltraShort Russell2000 Value	[redacted	]

52. ProShares UltraShort Russell2000 Growth	[redacted	]

53. ProShares Short MSCI Emerging Markets	[redacted	]

54. ProShares Short MSCI EAFE	[redacted	]

55. ProShares UltraShort MSCI Emerging Markets	[redacted	]

56. ProShares UltraShort MSCI Japan	[redacted	]

57. ProShares UltraShort MSCI EAFE	[redacted	]

58. ProShares UltraShort FTSE China 50	[redacted	]

59. ProShares UltraShort 7-10 Year Treasury	[redacted	]

60. ProShares UltraShort 20+ Year Treasury	[redacted	]

61. ProShares Ultra FTSE China 50	[redacted	]

62. ProShares Ultra MSCI Japan	[redacted	]

63. ProShares Ultra Telecommunications	[redacted	]

64. ProShares UltraShort Telecommunications	[redacted	]

65. ProShares Short Financials	[redacted	]

66. ProShares Short Oil & Gas	[redacted	]

67. ProShares Ultra MSCI EAFE	[redacted	]

68. ProShares Ultra MSCI Emerging Markets	[redacted	]

69. ProShares Ultra Russell3000	[redacted	]

70. ProShares UltraShort FTSE Europe	[redacted	]

71. ProShares UltraShort MSCI Pacific ex-Japan	[redacted	]

72. ProShares UltraShort MSCI Brazil Capped	[redacted	]

73. ProShares UltraShort MSCI Mexico Capped IMI	[redacted	]

74. ProShares UltraShort Russell3000	[redacted	]

75. ProShares Large Cap Core Plus	[redacted	]

76. ProShares UltraPro S&P500	[redacted	]

77. ProShares UltraPro Short S&P500	[redacted	]

78. ProShares Short 20+ Year Treasury	[redacted	]

79. ProShares Ultra 7-10 Year Treasury	[redacted	]

80. ProShares Ultra 20+ Year Treasury	[redacted	]

81. ProShares UltraPro Dow30	[redacted	]

82. ProShares UltraPro MidCap400	[redacted	]

83. ProShares UltraPro Russell2000	[redacted	]

84. ProShares UltraPro QQQ	[redacted	]

85. ProShares UltraPro Short Dow30	[redacted	]

86. ProShares UltraPro Short MidCap400	[redacted	]

87. ProShares UltraPro Short Russell2000	[redacted	]

88. ProShares UltraPro Short QQQ	[redacted	]

89. ProShares Short Basic Materials	[redacted	]

90. ProShares Short Real Estate	[redacted	]

91. ProShares Short FTSE China 50	[redacted	]

92. ProShares Ultra Nasdaq Biotechnology	[redacted	]

93. ProShares UltraShort Nasdaq Biotechnology	[redacted	]

94. ProShares Ultra S&P Regional Banking	[redacted	]

95. ProShares Short S&P Regional Banking	[redacted	]

96. ProShares Ultra FTSE Europe	[redacted	]

97. ProShares Ultra MSCI Pacific ex-Japan	[redacted	]

98. ProShares Ultra MSCI Brazil Capped	[redacted	]

99. ProShares Ultra MSCI Mexico Capped IMI	[redacted	]

100. ProShares RAFI Long/Short	[redacted	]

101. ProShares Hedge Replication ETF	[redacted	]

102. ProShares UltraShort TIPS	[redacted	]

103. ProShares Short High Yield	[redacted	]

104. ProShares Short Investment Grade Corporate	[redacted	]

105. ProShares UltraShort 3-7 Year Treasury	[redacted	]

106. ProShares Short 7-10 Year Treasury	[redacted	]

107. ProShares Ultra High Yield	[redacted	]

108. ProShares Ultra Investment Grade Corporate	[redacted	]

109. ProShares German Sovereign/Sub-Sovereign ETF	[redacted	]

110. ProShares UltraPro 10 Year TIPS/TSY Spread	[redacted	]

111. ProShares UltraPro Short 10 Year TIPS/TSY Spread	[redacted	]

112. ProShares Inflation Expectations	[redacted	]

113. ProShares Short 30 Year TIPS/TSY Spread	[redacted	]

114. ProShares UltraPro MSCI Emerging Markets	[redacted	]

115. ProShares UltraPro Short MSCI Emerging Markets	[redacted	]

116. ProShares UltraPro 20+ Year Treasury	[redacted	]

117. ProShares UltraPro Short 20+ Year Treasury	[redacted	]

118. ProShares USD Covered Bond	[redacted	]

119. ProShares UltraPro Financials Select Sector	[redacted	]

120. ProShares UltraPro Short Financial Select Sector	[redacted	]

121. ProShares Merger ETF	[redacted	]

122. ProShares Global Listed Private Equity ETF	[redacted	]

123. ProShares High Yield-Interest Rate Hedged	[redacted	]

124. ProShares S&P 500 Aristocrats ETF	[redacted	]

125. ProShares Investment Grade – Interest Rate Hedged	[redacted	]

126. ProShares Short Term USD Emerging Markets Bond ETF	[redacted	]

127. ProShares DJ Brookfield Global Infrastructure	[redacted	]

128. ProShares CDS North American HY Credit ETF	[redacted	]

129. ProShares CDS Short North American HY Credit ETF	[redacted	]

130. ProShares CDS North American IG Credit ETF	[redacted	]

131. ProShares CDS Short North American IG Credit ETF	[redacted	]

132. ProShares MSCI EAFE Dividend Growers ETF	[redacted	]

133. ProShares MSCI Emerging Markets Dividend Growers ETF	[redacted	]

134. ProShares Morningstar Alternatives Solution ETF	[redacted	]

135. ProShares USD Emerging Markets Bond - Interest Rate Hedged	[redacted	]

136. ProShares Russell 2000 Dividend Growers ETF	[redacted	]

137. ProShares S&P Midcap 400 Dividend Aristocrats ETF	[redacted	]

138. ProShares Ultra Gold Miners	[redacted	]

139. ProShares Ultra Junior Miners	[redacted	]

140. ProShares UltraShort Gold Miners	[redacted	]

141. ProShares UltraShort Junior Miners	[redacted	]

142. ProShares UltraPro Nasdaq Biotechnology	[redacted	]

143. ProShares UltraPro Short Nasdaq Biotechnology	[redacted	]

144. ProShares Ultra Oil & Gas Exploration & Production	[redacted	]

145. ProShares UltraShort Oil & Gas Exploration & Production	[redacted	]

146. ProShares Ultra Homebuilders & Supplies	[redacted	]

147. ProShares UltraShort Homebuilders & Supplies	[redacted	]

148. ProShares Hedged FTSE Europe ETF	[redacted	]

149. ProShares Hedged FTSE Japan ETF	[redacted	]

150. ProShares MSCI Europe Dividend Growers ETF	[redacted	]

151. ProShares S&P 500 Ex-Energy ETF	[redacted	]

152. ProShares S&P 500 Ex-Financials ETF	[redacted	]

153. ProShares S&P 500 Ex-Health Care ETF	[redacted	]

154. ProShares S&P 500 Ex-Technology ETF	[redacted	]

155. ProShares Managed Futures Strategy ETF	[redacted	]

156. ProShares K-1 Free Crude Oil Strategy ETF	[redacted	]

157. ProShares Equities for Rising Rates ETF	[redacted	]

158. ProShares Long Online/Short Stores ETF	[redacted	]

159. ProShares Decline of the Retail Store ETF	[redacted	]

SCHEDULE A

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A. (“J.P. Morgan”)

Global Custody Core Service Fees (all funds except ProShares Morningstar Alternatives Solution ETF)

*All Fees Basis: U.S. Dollar

Safekeeping and Administration – For the custody of securities at J.P. Morgan’s agents, including income processing, Autocredit* (where available) and associated tax reclamations, corporate actions processing, plus general securities account maintenance. Safekeeping charges are applied to the market value of assets held at the end of the billing period.

Transactions – For the entry and settlement of all trades and “free” transfers, including, where available, Contractual Settlement Date Accounting**. Transaction charges are applied to all securities transactions (including receipts/deliveries versus payment and free receipts/deliveries), effected during the billing period. Transaction prices below presume that J.P. Morgan receives valid instructions in an electronic format that enables straight-through processing (STP), when applicable; trade instructions that require manual input or repair will incur an additional surcharge.

*	Autocredit – The automatic posting of eligible cash dividends and interest income to cash accounts on pay date, regardless of whether or not J.P. Morgan has actually received the income from the issuing company or its agent. This service is available at J.P. Morgan’s discretion and in accordance with any global custody agreement.

**	Contractual Settlement Date Accounting (CSDA) – The provision of a facility that automatically credits/debits proceeds of eligible trades on contractual settlement date, whether or not the trade has actually settled in the market. This service is available at J.P. Morgan’s discretion.

Safekeeping and Administration charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Holding	Safekeeping and Administration Basis Point Fee	Transactions (Buys/Sells, Receive/Deliver Free) $ Fee per STP Transaction
Argentina	[redacted]	[redacted]

Australia	[redacted]	[redacted]

Austria	[redacted]	[redacted]

Belgium	[redacted]	[redacted]

Brazil	[redacted]	[redacted]

Canada	[redacted]	[redacted]

Chile	[redacted]	[redacted]

Country of Holding	Safekeeping and Administration Basis Point Fee	Transactions (Buys/Sells, Receive/Deliver Free) $ Fee per STP Transaction
China	[redacted]	[redacted]

Clearstream	[redacted]	[redacted]

Colombia	[redacted]	[redacted]

Czech Republic	[redacted]	[redacted]

Denmark	[redacted]	[redacted]

Egypt	[redacted]	[redacted]

Euroclear	[redacted]	[redacted]

Finland	[redacted]	[redacted]

France	[redacted]	[redacted]

Germany	[redacted]	[redacted]

Greece	[redacted]	[redacted]

Hong Kong	[redacted]	[redacted]

Hungary	[redacted]	[redacted]

India	[redacted]	[redacted]

Indonesia	[redacted]	[redacted]

Ireland	[redacted]	[redacted]

Israel	[redacted]	[redacted]

Italy	[redacted]	[redacted]

Japan	[redacted]	[redacted]

Jordan	[redacted]	[redacted]

Korea	[redacted]	[redacted]

Luxembourg	[redacted]	[redacted]

Malaysia	[redacted]	[redacted]

Mexico	[redacted]	[redacted]

Morocco	[redacted]	[redacted]

Netherlands	[redacted]	[redacted]

New Zealand	[redacted]	[redacted]

Norway	[redacted]	[redacted]

Pakistan	[redacted]	[redacted]

Peru	[redacted]	[redacted]

Philippines	[redacted]	[redacted]

Poland	[redacted]	[redacted]

Portugal	[redacted]	[redacted]

Qatar	[redacted]	[redacted]

Russia	[redacted]	[redacted]

Singapore	[redacted]	[redacted]

South Africa	[redacted]	[redacted]

Spain	[redacted]	[redacted]

Sweden	[redacted]	[redacted]

Switzerland	[redacted]	[redacted]

Taiwan	[redacted]	[redacted]

Thailand	[redacted]	[redacted]

Turkey	[redacted]	[redacted]

United Arab Emirates	[redacted]	[redacted]

United Kingdom	[redacted]	[redacted]

United States	[redacted]	[redacted]

U.S. Transaction Fees	Fee per Transaction
Transactions - DTC	[redacted]

Transactions - FBE	[redacted]

Transactions - Physical/Private Placement	[redacted]

Other Transaction Fees	Fee per Transaction
Wires	[redacted]

Interaccount Transfer (Cash and Securities, per side)	[redacted]

Cancelled Trade (in addition to transaction fee)	[redacted]

Amendments (in addition to transaction fee)	[redacted]

Manual Instruction Surcharge (in addition to transaction fee)*	[redacted]

*	Manual Instruction Surcharge: [redacted]

Global Custody Core Service Fees (ProShares Morningstar Alternatives Solution ETF)

	Safekeeping & Administration	Transactions (Buys/Sells, Receive/Deliver Free)
Country of Settlement	Basis Point Fee	Fee per STP Transaction
United States	[redacted]	[redacted]

U.S. Transaction Fees	Fee per Transaction
Transactions - DTC	[redacted]

Transactions - FBE	[redacted]

Transactions - Physical/Private Placement	[redacted]

Futures/Options	[redacted]

Other Transaction Fees	Fee per Transaction
Checks	[redacted]

Wires	[redacted]

CLS Transactions (per leg)	[redacted]

Interaccount Transfer (Cash and Securities, per side)	[redacted]

Memo Posting *	[redacted]

Cancelled Trade (in addition to transaction charge)	[redacted]

Amendments (in addition to transaction charge)	[redacted]

Manual Instruction Surcharge (in addition to transaction charge) **	[redacted]

Electronic Non-STP Surcharge (in addition to transaction charge) ***	[redacted]

Manual Corporate Action Instruction	[redacted]

Proxy (per vote)	[redacted]

*	Memos: [redacted]
**	Manual Instruction Surcharge: [redacted]
***	Electronic Non-STP Surcharge: [redacted]

Out-of-Pocket Fees (Custody Only)

[redacted]

ETF Authorized Participant Fee

J.P. Morgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

J.P. Morgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to J.P. Morgan by the relevant fund.

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

Fund Type/Name	AP Fee
All Geared Funds	[redacted]

ProShares Morningstar Alternatives Solutions ETF	[redacted]

ProShares CDS Short North American HY Credit ETF	[redacted]

ProShares Hedged FTSE Europe ETF*	[redacted]

ProShares Hedged FTSE Japan ETF*	[redacted]

ProShares MSCI EAFE Dividend Growers ETF	[redacted]

ProShares MSCI Europe Dividend Growers ETF	[redacted]

ProShares S&P 500 Dividend Aristocrats ETF	[redacted]

ProShares S&P MidCap 400 Dividend Aristocrats ETF	[redacted]

ProShares Russell 2000 Dividend Growers ETF	[redacted]

ProShares Short Term USD Emerging Markets Bond ETF	[redacted]

ProShares German Sovereign/Sub-Sovereign ETF	[redacted]

ProShares Hedge Replication ETF	[redacted]

ProShares Merger ETF	[redacted]

ProShares RAFI Long/Short	[redacted]

ProShares High Yield-Interest Rate Hedged	[redacted]

ProShares Investment Grade–Interest Rate Hedged	[redacted]

ProShares S&P 500 Ex-Energy ETF	[redacted]

ProShares S&P 500 Ex-Financials ETF	[redacted]

ProShares S&P 500 Ex-Technology ETF	[redacted]

ProShares S&P 500 Ex-Health Care ETF	[redacted]

ProShares Large Cap Core Plus	[redacted]

ProShares Global Listed Private Equity ETF	[redacted]

ProShares DJ Brookfield Global Infrastructure ETF	[redacted]

ProShares MSCI Emerging Markets Dividend Growers ETF	[redacted]

ProShares USD Covered Bond	[redacted]

ProShares Managed Futures Strategy ETF	[redacted]

ProShares K-1 Free Crude Oil Strategy ETF	[redacted]

ProShares Equities for Rising Rates ETF	[redacted]

ProShares Long Online/Short Stores ETF	[redacted]

*	[redacted]